Exhibit 26 (g) vi .a. 2.

AMENDMENT to

ALL REINSURANCE AGREEMENTS (open and terminated)

(the “Agreements”)

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter the “Ceding Company”)

and

SCOTTISH RE (U.S.), INC.

(hereinafter the “Reinsurer”)

Effective January 1, 2012, the Amendment Effective Date, the following information regarding the Long Term Care (LTC) Rider will be added to the Accepted Coverages provision in the Agreements:

1.	Effective January 1, 2012 through December 31, 2012, the LTC rider shall be eligible for reinsurance as a rider on the base product for
a.	the Whole Life Legacy 100 product, and
b.	Term and Perm into the Whole Life Legacy 100 product.

2.	Effective January 1, 2013 and later, the LTC rider shall be eligible for reinsurance as a rider on the base product for
a.

the five traditional permanent products listed (Whole Life Legacy 100, Limited Pay Whole Life – LP10, Limited Pay Life to Age 65 – LP65, Whole Life Legacy High Early Cash Value and Whole Life Legacy 20 Pay), and

b.	Term and Perm into any of the five traditional permanent products listed above.

A description of the LTC rider reinsurance coverage is in the attached EXHIBIT I.

This Amendment is meant to apply to reinsurance directly written on products for which the LTC rider is available, as well as to reinsurance on              to products for which the LTC rider is available.

All terms and conditions of these Agreements not in conflict with the terms and conditions of this Amendment shall continue unchanged.

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IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	/s/ Peter G Ferris	Date:	12-22-12

Peter G. Ferris
Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	12-22-12

Peter G. Ferris
Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	12-22-12

Peter G. Ferris
Vice President & Actuary

SCOTTISH RE (U.S.), INC.

By:	/s/ Andrew Creighton	Date:	12-17-12

Print name:	ANDREW CREIGHTON

Title:	SVP, Chief Actuary

SCOTTISH RE (U.S.), INC.

By:	/s/ Barbara Crabtree	Date:	12/17/2012

Print name:	Barbara Crabtree

Title:	VP, Modeling Actuary

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EXHIBIT 1: Long Term Care Rider

The Long Term Care Rider (LTC) allows             .

1.	If a .

If a             .

            .

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            .

TABLE A

Sample Life Expectancy After LTC Benefits Paid

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AMENDMENT to

SELECTED REINSURANCE AGREEMENTS listed in Exhibit I

(the “Agreements”)

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter the “Ceding Company”)

and

SCOTTISH RE (U.S.), INC.

(hereinafter the “Reinsurer”)

Effective July 30, 2012, the Amendment Effective Date, the              guidelines in the attached Exhibit II shall be added to the Underwriting Guidelines section of the Agreements. These              guidelines only apply to             . Note, it is agreed by the Reinsurer and the Ceding Company that the Agreements will             .

All terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment shall continue unchanged.

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IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	1-29-13

Peter G. Ferris
Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	1-29-13

Peter G. Ferris
Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	1-29-13

Peter G. Ferris
Vice President & Actuary

SCOTTISH RE (U.S.), INC.

By:	/s/ Andrew Creighton	Date:	1-18-13

Print name:	ANDREW CREIGHTON

Title:	SVP, Chief Actuary

SCOTTISH RE (U.S.), INC.

By:	/s/ Barbara Crabtree	Date:	1/18/2013

Print name:	Barbara Crabtree

Title:	VP, Modeling Actuary

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Exhibit I

Effective Date of Agreement	Description	TAI Code

1/19/2005	VUL II

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Exhibit II

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        .

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        .

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